AMENDMENT NO. 3

              TO THE AIRBUS A330 PURCHASE AGREEMENT

                  dated as of November 10, 1988

                             between

                         AVSA, S.A.R.L.

                               and

             INTERNATIONAL LEASE FINANCE CORPORATION


This Amendment No. 3 (hereinafter referred to as the "Amendment") entered into as of May 23, 1994, by and between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller") and INTERNATIONAL LEASE FINANCE CORPORATION, a corporation organized and existing under the laws of the State of California, having its principal corporate offices located at 1999 Avenue of the Stars, 39th Floor, Los Angeles, CA 90067, U.S.A. (hereinafter referred to as the "Buyer");


                           WITNESSETH


WHEREAS, the Buyer and the Seller entered into a certain A330 Purchase Agreement, dated as of November 10, 1988, relating to the sale by the Seller and the purchase by the Buyer of three (3) firmly ordered Airbus Industrie A330-300 model aircraft, which agreement, as previously amended and supplemented together with all Exhibits, Appendices, and Letter Agreements attached thereto, and as amended by Amendment No. 1 dated as of June 18, 1991, and Amendment No. 2 dated as of December 10, 1992, which relates to the purchase by the Buyer of one (1) firmly ordered Airbus Industrie A330-300 model aircraft (the "Incremental Aircraft") and one option Airbus Industrie A330-300 model aircraft (the "Incremental Option Aircraft"), is hereinafter called the "Agreement";

WHEREAS, the Buyer has firmly ordered one (1) Incremental Option Aircraft, scheduled for delivery in April 1999, which was ordered under Amendment No. 2 to the Agreement, pursuant to a notice by the Buyer to the Seller, dated May 23, 1994 (the "A330 Option Exercise Notice"), which Incremental Option Aircraft is now considered an Incremental Aircraft.

*

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.   *


2.   DELIVERY*


3.   PREDELIVERY PAYMENTS

     It is agreed that the deposit and predelivery payment for the April 1999 Incremental Aircraft pursuant to Paragraph 8 of Amendment No. 2 to the Agreement and the Option Exercise Notice will be credited against the first predelivery payment due pursuant to Amendment No. 5.


_______________

*PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN
OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

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4.   CONFIDENTIALITY

     Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of this Amendment and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the Buyer shall use its best efforts to limit the disclosure of the contents of this Amendment, to the extent legally permissible, in any filing that the Buyer is required to make with any governmental agency, and the Buyer shall make all applications that may be necessary to implement the foregoing. The Buyer and the Seller shall consult with each other prior to making any public disclosure, otherwise permitted hereunder, of this Amendment or the terms and conditions thereof. The provisions of this Paragraph 4 shall survive any termination of this Amendment.


5.   EFFECT OF AMENDMENT

     The Agreement shall be deemed to be amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms. All capitalized terms not otherwise defined herein shall have the meanings provided for in the Purchase Agreement.


6.   GOVERNING LAW AND JURISDICTION

     THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
     ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  THE
     PERFORMANCE OF THIS AMENDMENT SHALL BE DETERMINED ALSO IN
     ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     ANY DISPUTE ARISING HEREUNDER SHALL BE REFERRED TO THE
     FEDERAL OR STATE COURTS LOCATED IN NEW YORK CITY, NEW YORK,
     AND EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO AND
     ACCEPTS SUCH JURISDICTION.

     THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF
     GOODS SHALL NOT APPLY TO THIS AMENDMENT.

          If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon this Amendment shall constitute part of the Purchase Agreement.

Agreed and Accepted,               Yours sincerely,

INTERNATIONAL LEASE                AVSA, S.A.R.L.
FINANCE CORPORATION




/s/ Robert G. Duncan               /s/ Christophe Mourey
By: Robert G. Duncan               By: Christophe Mourey
Its: Senior Vice President         Its: Chief Executive Officer
Date: May 23, 1993                 Date:  May 23, 1993